Marathon Value Fund
                         702 W. Idaho Street, Suite 810
                                 Boise, ID 83702

               For Information, Shareholder Services and Requests:
                                 (800) 788-6086


                                   PROSPECTUS
                                 March 19, 1999


     The investment objective of the Marathon Value Fund (the "Fund") is to provide shareholders with maximum long term capital appreciation. The Fund's advisor, Burroughs & Hutchinson, Inc. (the "Advisor"), seeks to achieve this objective by investing in common stocks of companies that it believes to be undervalued. These stocks are typically viewed as out-of-favor and have a share price which does not reflect the intrinsic value of the company. The Advisor believes its price driven, value-oriented approach will provide investors with the opportunity for growth, while providing some protection against adverse events.

     The Fund is "no-load," which means that investors incur no sales charges, commissions or deferred sales charges on the purchase or redemption of their shares. The Fund is one of the mutual funds comprising AmeriPrime Funds, an open-end management investment company, distributed by AmeriPrime Financial Securities, Inc.

     This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information dated February 14, 1999 has been filed with the Securities and Exchange Commission (the "SEC"), is incorporated herein by reference, and can be obtained without charge by calling the Fund at the phone number listed above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                            SUMMARY OF FUND EXPENSES

     The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expense information is based on estimated amounts for the current fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

     Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. In addition, the Fund does not have a 12b-1 Plan. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other significant operating expenses. The Advisor pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses.

Shareholder Transaction Expenses

    Sales Load Imposed on Purchases....................................NONE
    Sales Load Imposed on Reinvested Dividends.........................NONE
    Deferred Sales Load................................................NONE
    Redemption Fees....................................................NONE
    Exchange Fees......................................................NONE

Annual Fund Operating Expenses (as a percentage of average net assets)1

    Management Fees...................................................1.48%
    12b-1 Charges.....................................................0.00%
    Other Expenses (after reimbursement)2.............................0.00%
    Total Fund Operating Expenses (after reimbursement)2..............1.48%

1 The fund's total operating expenses are equal to the management fee paid to the Advisor because the Advisor pays all of the Fund's operating expenses (except as described above).

2 The Advisor has voluntarily agreed to reimburse other expenses for the fiscal year ended October 31, 1999 to the extent necessary to maintain total operating expenses as indicated.

     The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund.

Example

You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

      1 Year            3 Years                5 years           10 Years
      ------            -------                -------           --------
       $ 15              $ 47                    $81               $178

                              FINANCIAL HIGHLIGHTS

     The following condensed supplementary financial information for the period March 12, 1998 (commencement of operations) to October 31, 1998 is derived from the audited financial statements of the Fund. The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Fund's Annual Report. The Annual Report contains additional performance information and is available upon request and without charge.

Financial Highlights for the period March 12, 1998 (Commencement of Operations) to October 31, 1998

Net asset value, beginning of period.......................$10.00

Income from investment operations
   Net investment income...................................  0.02
   Net realized and unrealized gain (loss)................. (1.54)
                                                           -------
Total from investment operations........................... (1.52)
                                                           -------
Net asset value, end of period.............................$ 8.48
                                                           =======

Total Return...............................................-15.20%

Ratios and Supplemental Data
Net assets, end of period (000)............................$3,259
Ratio of expenses to average net assets....................  1.36% (a)
Ratio of net investment income to average net assets.......  0.33% (a)
Portfolio turnover rate.................................... 61.04% (a)

(a) Annualized

                                    THE FUND

     Marathon Value Fund (the "Fund") was organized as a series of AmeriPrime Funds, an Ohio business trust (the "Trust"), on March 9, 1998 and commenced operations on March 12, 1998. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment advisor to the Fund is Burroughs & Hutchinson, Inc. (the "Advisor").

           INVESTMENT OBJECTIVE AND STRATEGIES AND RISK CONSIDERATIONS

     The investment objective of the Fund is to provide shareholders with maximum long term capital appreciation. The Advisor seeks to achieve this objective by investing in common stocks of companies that it believes to be undervalued. These stocks are typically viewed as out-of-favor and have a share price which does not reflect the intrinsic value of the company. The Advisor believes its price driven, value-oriented approach will provide investors with the opportunity for growth, while providing some protection against adverse events. The Fund is designed for shareholders with a long term investment horizon.

     The Fund intends to invest in common stocks of small, medium and large capitalization companies whose value has been ignored by other investors. These stocks are typically found at the bottom of the rankings in terms of price-to-book value, price-to-earnings or price-to-cash flow. These securities include attractively priced, stable businesses that have not yet been discovered or become popular, companies having a new catalyst for appreciation, companies that have declined in value and lost their following, and previously popular companies out of favor due to circumstances the Advisor believes to be temporary.

     The Advisor considers small capitalization companies to be those with a market capitalization of less than $1 billion, mid-capitalization companies to be those with the same capitalization ranges as companies in the Russell Midcap Index ($1 billion to $10 billion) and large-capitalization companies to be those with a market capitalization above $10 billion.

     The Advisor generally plans to stay fully invested (subject to liquidity requirements) in common stocks, preferred stocks, and common stock equivalents (such as securities convertible into common stocks), regardless of price movements. For temporary defensive purposes, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load registered investment companies or U.S. government repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of another investment company, the shareholders of the Fund will be subject to duplicative management fees.

     To the extent the Fund invests in small and mid-capitalization companies, the Fund will be subject to the risks associated with such companies. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. The Advisor seeks to reduce risk by buying "cheap" stocks, diversifying broadly and avoiding the institutional favorites.

     As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. It should be noted that the Advisor has limited experience managing assets organized as a mutual fund. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques" for a more detailed discussion of the Fund's investment practices.

                            HOW TO INVEST IN THE FUND

     The Fund is "no-load" and shares of the Fund are sold directly to investors on a continuous basis, subject to a minimum initial investment of $2,500 and minimum subsequent investments of $100. These minimums may be waived by the Advisor for accounts participating in an automatic investment program. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. Investors choosing to purchase or redeem shares directly from the Fund will not incur charges on purchases or redemptions. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Initial Purchase

     By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to Marathon Value Fund, and sent to the address listed below.

         U.S. Mail:                              Overnight:
         Marathon Value Fund                     Marathon Value Fund
         c/o Unified Fund Services, Inc.         c/o Unified Fund Services,Inc.
         P.O. Box 6110                           431 N. Pennsylvania Street
         Indianapolis, IN  46206-6110            Indianapolis, IN  46204

     Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at (800) 788-6086 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, you should provide your bank with the following information for purposes of wiring your investment:

         Firstar Bank, N.A. Cinti/Trust
         ABA #0420-0001-3
         Attn: Marathon Value Fund
         D.D.A. #488886904
         Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

     You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to Marathon Value Fund and should be sent to the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax advisor regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.


Other Purchase Information

     Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

     All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. Investors choosing to purchase or redeem their shares through a securities dealer may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                           Marathon Value Fund
                           c/o Unified Fund Services, Inc.
                           P.O. Box 6110
                           Indianapolis, IN  46206-6110

     "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or Unified Fund Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Transfer Agent at (800) 788-6086. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Transfer Agent at (800) 788-6086. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                             SHARE PRICE CALCULATION

     The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                           DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

     Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

                                      TAXES

     The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

     For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

     The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

     On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

                              OPERATION OF THE FUND

     The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services.

     The Fund retains Burroughs & Hutchinson, Inc. 702 W. Idaho Street, Suite 810, Boise, ID 83702 (the "Advisor") to manage the Fund's investments. Burroughs & Hutchinson has been providing portfolio management services since its founding in 1967 by A.H. Burroughs III. The Advisor provides equity, balanced and fixed income portfolio management services to a select group of corporations, institutions, foundations, trusts and high net worth individuals. The Advisor currently manages over $240 million in assets for clients.

     Mark Matsko has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception. A graduate of the University of Montana in 1980 with a B.S. degree in accounting, he passed his CPA exam and worked as a tax accountant at Arthur Andersen & Co. After leaving Arthur Andersen, he worked for and became president of Great Falls Coca-Cola. A
Chartered Financial Analyst (CFA), his work in the investment business during the last ten years has included positions as a broker, a security analyst, and manager of his own hedge fund. Since 1986, Mr. Matsko has been a portfolio manager with Burroughs & Hutchinson.

     The Advisor determines the securities to be held or sold by the Fund, and the portion of the Fund's assets to be held uninvested. The Advisor always follows the Fund's investment objectives, policies and restrictions and any policies and instructions of the Board of Trustees. The Fund is authorized to pay the Advisor a fee equal to an annual average rate of 1.48% of its average daily net assets. The Advisor pays all of the operating expenses of the Fund except brokerage, taxes, interest , fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor.

     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Advisor equal to an annual average rate of 0.10% of the Fund's average daily net assets up to fifty million dollars, 0.075% of the Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of the Fund's average daily net assets over one hundred million dollars (subject to a minimum annual payment of $30,000). In addition, the Advisor will reimburse the Administrator for organizational expenses advanced by the Administrator. The Fund retains Unified Fund Services, Inc., 431 N. Pennsylvania St., Indianapolis, IN 46204 (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 (the "Distributor") to act as the principal distributor of the Fund's shares. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Advisor.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. The Advisor (not the fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                       INVESTMENT POLICIES AND TECHNIQUES

     This section contains general information about various types of securities and investment techniques that the Fund may purchase or employ.

Equity Securities

     The Fund will invest primarily in U.S. equity securities of issuers of all sizes. Equity securities include common stock and securities exchangeable for common stock, such as convertible securities, rights and warrants. The Fund will not invest more than 5% of the value of its net assets in convertible securities, rights, warrants or real estate investment trusts. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors. The Fund intends to invest primarily in U.S. equity securities, but reserves the right to invest in short-term cash equivalent securities, either for temporary defensive purposes or as part of its overall strategy.

     Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate. Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Options Transactions

     The Fund may write covered call options. A call option involves the right to buy a specific security at a predetermined price before a preset deadline, in exchange for a premium. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy the underlying security. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Call options on securities which the Fund sells (writes) will be covered, which means that the Fund will own the underlying security. The writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Fund may also buy and write put options provided the Fund's investment (including premiums and potential settlement obligations) does not exceed 5% of its net assets. For more information, see "Additional Information about Fund Investments and Risk Considerations" in the Fund's Statement of Additional Information.


Other Investments and Investment Techniques

     The Fund may invest up to 5% of its net assets in repurchase agreements fully collateralized by U.S. Government and agency obligations and instrumentalities. The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date, but investment in such securities may not exceed 5% of the Fund's net assets. The Fund will not invest more than 5% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. Also limited to 5% of the Fund's net assets is the Fund's investment in indexed securities and in STRIPs (Separate Trading of Registered Interest and Principal of Securities). The Federal Reserve creates STRIPs by separating the coupon payments and the principal payments from the outstanding Treasury security and selling them as individual securities.

Loans of Portfolio Securities

     The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

                               GENERAL INFORMATION

     Fundamental Policies. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

     Portfolio Turnover. The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Advisor believes that market conditions, creditworthiness factors or general economic conditions warrant such action.

     Shareholder Rights. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights.

     Shareholder inquiries should be made by telephone to 800-788-6086, or by mail, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, Indiana 46206-6110.

     Year 2000 Issue. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, Administrator or other service providers to the Fund do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Advisor cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Fund invests or worldwide markets and economies.


                             PERFORMANCE INFORMATION

     The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

     The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Russell Mid-Cap Index.

     The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

Investment Advisor                          Administrator
Burroughs & Hutchinson, Inc.                AmeriPrime Financial Services, Inc.
702 W. Idaho Street, Suite 810              1793 Kingswood Drive, Suite 200
Boise, ID 83702                             Southlake, Texas 76092

Custodian                                   Distributor
Firstar Bank, N.A.                          AmeriPrime Financial Services, Inc.
425 Walnut St., M.L. 6118                   1793 Kingswood Drive, Suite 200
Cincinnati, Ohio 45202                      Southlake, Texas 76092

Transfer Agent (all purchases and           Independent Auditors
all redemption requests)                    McCurdy & Associates CPA's, Inc.
Unified Fund Services, Inc.                 27955 Clemens Road
431 N. Pennsylvania St.                     Westlake, Ohio 44145
Indianapolis, IN  46204

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

TABLE OF CONTENTS                                                           Page

SUMMARY OF FUND EXPENSES......................................................3
   Shareholder Transaction Expenses...........................................3
   Annual Fund Operating Expenses.............................................3

FINANCIAL HIGHLIGHTS..........................................................4

THE FUND......................................................................5

INVESTMENT OBJECTIVE AND STRATEGIES AND RISK CONSIDERATIONS...................5

HOW TO INVEST IN THE FUND.....................................................6
   Initial Purchase...........................................................6
   Additional Investments.....................................................7
   Automatic Investment Plan..................................................7
   Tax Sheltered Retirement Plans.............................................7
   Other Purchase Information.................................................8

HOW TO REDEEM SHARES..........................................................8
   By Mail....................................................................8
   By Telephone...............................................................8
   Additional Information.....................................................9

SHARE PRICE CALCULATION.......................................................9

DIVIDENDS AND DISTRIBUTIONS..................................................10

TAXES........................................................................10

OPERATION OF THE FUND........................................................11

INVESTMENT POLICIES AND TECHNIQUES...........................................12
   Equity Securities.........................................................12
   Investment Techniques and Other Investments Loans of Portfolio Securities.13

GENERAL INFORMATION..........................................................13

   Fundamental Policies......................................................13
   Portfolio Turnover........................................................13
   Shareholder Rights........................................................13
   Year 2000 Issue...........................................................14

PERFORMANCE INFORMATION......................................................14